UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 16, 2012

NEXTWAVE WIRELESS INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-33226	20-5361360
(State of Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

12264 El Camino Real, Suite 305 San Diego, CA		92130
(Address of Principal Executive Offices)		(Zip code)

(619) 573-1578

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01. Entry into a Material Definitive Agreement.

On August 16, 2012 (the “Closing Date”), NextWave Wireless Inc. (the “Company”), NextWave Wireless LLC (“NextWave LLC”) and NextWave Holdco LLC (“NextWave Holdco”), each a wholly-owned subsidiary of the Company, entered into various agreements pursuant to which:

•

NextWave LLC amended and restated its Senior Secured Notes due 2012 (the “Amended and Restated First Lien Notes”) in the aggregate principal amount of $148,928,308.04 with accrued and unpaid interest through August 15, 2012 of $1,861,603.85, on the terms described below;

•

NextWave LLC amended and restated its Senior-Subordinated Secured Second Lien Notes due 2013 (the “Amended and Restated Second Lien Notes”) in the aggregate principal amount of $207,977,581.75 with accrued and unpaid interest through August 15, 2012 of $3,899,579.66, on the terms described below,

•

the Company amended and restated its Third Lien Subordinated Secured Notes due 2013 by splitting such notes into two series, including its Parent Third Lien Subordinated Secured Notes due 2013 (the “NextWave Inc. Third Lien Notes”) in the aggregate principal amount of $318,627,451 with accrued and unpaid interest through August 15, 2012 of $6,372,549 on the terms described below, and the Spinco Third Lien Subordinated Secured Notes due 2013 issued by NextWave Holdco (the “NextWave Holdco Notes”) in an aggregate principal amount of $428,321,090 with accrued and unpaid interest through August 15, 2012 of $8,566,422, on the terms described below.

As previously described in the Company’s Current Report on Form 8-K filed with the SEC on August 6, 2012, the Company entered into an Agreement and Plan of Merger, dated August 1, 2012 (the “Merger Agreement”), with AT&T Inc., a Delaware corporation (“AT&T”), and Rodeo Acquisition Sub Inc. (“Merger Sub”), that provides for the acquisition of the Company by AT&T by means of a merger (the “Merger”) of Merger Sub with and into the Company. As a result of the Merger, the Company will become a wholly owned subsidiary of AT&T. As required pursuant to the Merger Agreement, on August 8, 2012, the Company formed NextWave Holdco which shall assume all assets and liabilities of the Company and its subsidiaries not relating solely to the WCS and AWS wireless spectrum licenses to be acquired by AT&T.

Pursuant to the Merger Agreement, the Company agreed to (i) amend and restate its Senior Secured Notes due 2012 (such notes, the “Original First Lien Notes”) issued under the Purchase Agreement, dated as of July 17, 2006, as amended (the “Original First Lien Purchase Agreement”), (ii) amend and restate its Senior-Subordinated Secured Second Lien Notes due 2013 (such notes, the “Original Second Lien Notes”) issued under the Second Lien Subordinated Note Purchase Agreement, dated as of October 9, 2008, as amended (the “Original Second Lien Purchase Agreement”), and (iii) amend and restate its Third Lien Subordinated Secured Convertible Notes due 2013 (such notes, the “Original Third Lien Notes”; and together with the Original First Lien Notes and the Original Second Lien Notes, the “Original Notes”) issued under the Third Lien Subordinated Exchange Note Exchange Agreement, dated as of October 9, 2008, as amended (the “Original Third Lien Exchange Agreement”) and split such Original Third Lien Notes into two series of notes such that certain of the Company’s obligations under such notes would remain direct obligations of the Company and the balance of the obligations would become direct obligations of NextWave Holdco.

NextWave Inc. Third Lien Notes and NextWave Holdco Notes

The Company’s Original Third Lien Notes have been amended and restated to be no longer convertible into shares of common stock of the Company and to be split into two series whereby certain third lien notes in the aggregate principal amount of $318,627,451 with accrued and unpaid interest through August 15, 2012 of $6,372,549 are direct obligations of the Company, referred to herein as the NextWave Inc. Third Lien Notes, and the remaining principal balance of the Company’s Original Third Lien Notes in the aggregate principal amount of $428,321,090 with accrued and unpaid interest through August 15, 2012 of $8,566,422 as of the Closing Date, became the direct obligations of NextWave Holdco, referred to herein as the NextWave Holdco Notes. The NextWave Inc. Third Lien Notes and the NextWave Holdco Third Lien Notes each accrue interest at an annual rate equal to 16% per annum. The NextWave Inc. Third Lien Notes and the NextWave Holdco Notes are secured on a third priority basis by the same assets and guaranteed on a third priority basis by the same entities that guaranteed the Original Third Lien Notes. NextWave Holdco also guarantees on a third priority basis the NextWave Inc. Third Lien Notes. The Company provided a third priority guarantee of NextWave Holdco’s obligations under the NextWave Holdco Notes.

The NextWave Inc. Third Lien Notes and NextWave Holdco Notes contain representations and warranties, affirmative and negative covenants and events of default that are substantially the same as the corresponding provisions of the Original Third Lien Exchange Agreement. The terms of the NextWave Holdco Notes contain additional restrictive covenants relating to, among other things:

•

a restriction on the sale of the assets transferred to NextWave Holdco unless holders of 75% of the NextWave Holdco Notes provide consent and a requirement that all net proceeds received from such sales will be held on behalf of the holders of the NextWave Holdco Notes by the third lien collateral agent or escrow agent after exercise of the holder call right (as described below);

•

a requirement that the Company and its subsidiaries consult with the holders of the NextWave Holdco Notes and use their best efforts to promptly solicit asset sales or other strategic transactions with respect to the assets transferred to NextWave Holdco and a requirement that all net proceeds received from such sales will be held on behalf of the holders of the NextWave Holdco Notes by the third lien collateral agent of escrow agent after exercise of the holder call right;

•

the third lien collateral agent or escrow agent after exercise of the holder call right will hold all such proceeds described above until the Amended and Restated First Lien Notes and the Amended and Restated Second Lien Notes have been satisfied in full or the holders of 66 2/3% of the Amended and Restated First Lien Notes and 66 2/3% of the Amended and Restated Second Lien Notes have consented to release of the proceeds to the holders of the NextWave Holdco Notes;

•	a restriction on the investments, with customary exceptions and exclusions, the Company and its subsidiaries can make or own;

•

a restriction on the termination, waiver or material amendment of the terms of any material agreement of the Company and it subsidiaries or an amendment to the Merger Agreement which would be materially adverse to the holders of the NextWave Holdco Notes, in each case, without the prior written consent of the holders of 75% of the NextWave Holdco Notes;

•

a requirement that the Company and its subsidiaries shall cause the Merger to be consummated in accordance with the terms and conditions of the Merger Agreement as soon as practicable and, in any event, no later than July 31, 2013; and

•

the noteholder representative also has the right to purchase (on behalf of and in trust for the holders of the NextWave Holdco Notes) all of the Company’s Amended and Restated First Lien Notes and Amended and Restated Second Lien Notes subject to the obligation to keep such notes outstanding until (A) the consummation of the Merger or (B) in the event a bankruptcy proceeding is initiated, the exercise of a call right by AT&T to acquire the NextWave Inc. Third Lien Notes and the payment of the Amended and Restated First Lien Notes and Amended and Restated Second Lien Notes in the bankruptcy proceeding.

Amended and Restated First Lien Notes

The Amended and Restated First Lien Notes provide for the issuance of up to $15,000,000.00 of additional notes for payment of expenses incurred in the ordinary course of operations or in connection with payments to be made in connection with the Merger (the “Incremental Notes”). The Amended and Restated First Lien Notes accrue interest at an annual rate equal to 15% per annum, except that the Incremental Notes will accrue interest at an annual rate equal to 10% per annum. The Amended and Restated First Lien Notes contain representations and warranties, affirmative and negative covenants and events of default that are substantially the same as the corresponding provisions of the Original First Lien Purchase Agreement, as amended. In addition, the restrictive covenants of the Amended and Restated First Lien Notes were modified to mirror the additional restrictive covenants of the NextWave Inc. Third Lien Notes and the NextWave Holdco Notes and an additional restrictive covenant was added prohibiting the Company from refinancing, modifying or amending the terms of the Amended and Restated Second Lien Notes, the NextWave Inc. Third Lien Notes or the NextWave Holdco Notes except in accordance with the terms of the Amended and Restated Intercreditor Agreement dated as of August 16, 2012, among the NextWave LLC, the Company, NextWave Holdco, their respective subsidiaries party thereto, the First Lien Note Holders party thereto, Wilmington Trust, National Association, as collateral agent for the First Lien Note Holders, the Second Lien Note Holders party thereto, Wilmington Trust, National Association, as collateral agent for the Second Lien Note Holders, the Parent Third Lien Note Holders party thereto, the Spinco Third Lien Note Holders party thereto, and Wilmington Trust, National Association, as collateral agent for the Parent Third Lien Note Holders and the Spinco Third Lien Note Holders (the “Intercreditor Agreement”).

Amended and Restated Second Lien Notes

The Amended and Restated Second Lien Notes accrue interest at an annual rate equal to 15% per annum. The Amended and Restated Second Lien Notes contain representations and warranties, affirmative and negative covenants and events of default that are substantially the same as the corresponding provisions of the Original Second Lien Purchase Agreement, as amended. In addition, the restrictive covenants of the Amended and Restated Second Lien Notes were modified to mirror the additional restrictive covenants of the NextWave Inc. Third Lien Notes and the NextWave Holdco Notes and an additional restrictive covenant was added prohibiting the Company from refinancing, modifying or amending the terms of the Amended and Restated First Lien Notes, the NextWave Inc. Third Lien Notes or the NextWave Holdco Notes except in accordance with the terms of the Intercreditor Agreement.

Amended and Restated Pledge and Security Agreements, Amended and Restated Third Lien Guarantees and Counterparts for Additional Guarantors for the First and Second Lien Guarantees

In connection with amending and restating its outstanding notes, the Company (i) amended and restated the pledge and security agreements previously in place in connection with the Original Notes to, among other things, increase the collateral package to include substantially all assets of the Company and its subsidiaries (subject to specified exceptions) and to secure the obligations under the NextWave Inc. Third Lien Notes, the NextWave Holdco Notes and the respective guarantees thereof and (ii) amended and restated the guarantees of the Original Third Lien Notes to guarantee the obligations under the NextWave Inc. Third Lien Notes and the NextWave Holdco Notes. Additionally, NextWave Holdco and NextWave Metropolitan Inc., a wholly-owned subsidiary of the Company, executed a Counterpart for Additional Guarantors with respect to the guarantees of the Amended and Restated First Lien Notes and the Amended and Restated Second Lien Notes.

Call Option/Note Redemption Agreement

On August 16, 2012, NextWave LLC and NextWave Holdco entered into the Call Option/Note Redemption Agreement (the “Call Option Agreement”) with Wilmington Trust, National Association (the “Noteholder Representative”) and the holders of the NextWave Holdco Notes. Under the Call Option Agreement, immediately prior to the closing of this Merger, all of the NextWave Holdco Notes shall be automatically redeemed pursuant to and in accordance with the Amended and Restated Spinco Third Lien Subordinated Exchange Agreement, dated as of August 16, 2012, by and among NextWave Holdco, NextWave LLC, AWS Wireless Inc., NextWave Broadband Inc., NW Spectrum Co. and NextWave Metropolitan, Inc., certain other guarantors name therein, certain purchasers named therein, and Wilmington Trust, National Association (the “Amended and Restated Spinco Exchange Agreement”) for all of the limited liability company interests of NextWave Holdco. In addition, under the Call Option Agreement, if the Merger Agreement is terminated and the holders of the NextWave Holdco Notes elect to pay $25,000,000, which payment shall be for the benefit of the Company’s stockholders, then the NextWave Holdco Notes shall be redeemed pursuant to and in accordance with the Amended and Restated Spinco Exchange Agreement for all of the limited liability company interests of NextWave Holdco. Finally, under the Call Option Agreement, in the event a filing by or against the Company, NextWave LLC or NextWave Holdco of a voluntary or involuntary petition under the Bankruptcy Code all of the limited liability company interests of NextWave Holdco shall be automatically transferred to the holders of the NextWave Holdco Notes as of immediately prior to such filing. All of the foregoing are subject to the receipt of any required regulatory approvals and the terms of the Call Option Agreement.

The foregoing is a summary of the material terms of the Amended and Restated First Lien Notes, the Amended and Restated Second Lien Notes, the NextWave Inc. Third Lien Notes, the NextWave Holdco Notes, the Intercreditor Agreement, the amended and restated pledge and security agreements, the amended and restated guarantees of the Original Third Lien Notes and the counterparts for additional guarantors with respect to the guarantees of the Amended and Restated First Lien Notes, the Amended and Restated Second Lien Notes, and the Call Option Agreement. The summary does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the respective documents. Investors are encouraged to review the entire text of the respective documents, copies of which are filed as Exhibits to this report and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As of August 16, 2012, the Amended and Restated First Lien Notes, the Amended and Restated Second Lien Notes, the NextWave Inc. Third Lien Notes and the NextWave Holdco Notes constitute direct financial obligations of the Company, the material terms of which are described above under Item 1.01 and are incorporated herein by reference.

Important Notice from the Company

This communication may be deemed to be solicitation material in respect of the pending Merger. In connection with the Merger, the Company has filed a preliminary proxy statement, and intends to file a definitive proxy statement, with the SEC and intends to mail the definitive proxy statement to the stockholders of the Company. The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the transaction. Information about the transaction is set forth in the preliminary proxy statement filed, and will be set forth in the definitive proxy statement to be filed by the Company with the SEC.

You may obtain the preliminary proxy statement and, when available, the definitive proxy statement, for free by visiting EDGAR on the SEC website at www.sec.gov. INVESTORS AND STOCKHOLDERS SHOULD READ THE DEFINITIVE PROXY STATEMENT CAREFULLY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION BECAUSE THAT DOCUMENT WILL CONTAIN IMPORTANT INFORMATION.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are attached to this Form 8-K:

Exhibit No.	Description

4.1	Amended and Restated Purchase Agreement, dated as of August 16, 2012, by and among NextWave Wireless Inc., NextWave Wireless LLC, AWS Wireless Inc., NextWave Broadband Inc., NW Spectrum Co. and NextWave Metropolitan, Inc., certain other guarantors named therein, certain purchasers named therein and Wilmington Trust, National Association.

4.2	Amended and Restated Second Lien Subordinated Note Purchase Agreement, dated as of August 16, 2012, by and among NextWave Inc., NextWave Wireless LLC, AWS Wireless Inc., NextWave Broadband Inc., NW Spectrum Co. and NextWave Metropolitan, Inc., certain other guarantors named therein, certain purchasers named therein and Wilmington Trust, National Association.

4.3	Amended and Restated Spinco Third Lien Subordinated Exchange Agreement, dated as of August 16, 2012, by and among NextWave Holdco LLC, NextWave Wireless LLC, AWS Wireless Inc., NextWave Broadband Inc., NW Spectrum Co. and NextWave Metropolitan, Inc., certain other guarantors named therein, certain purchasers named therein and Wilmington Trust, National Association.

4.4	Amended and Restated Parent Third Lien Subordinated Exchange Agreement, dated as of August 16, 2012, by and among NextWave Inc, NextWave Wireless LLC, AWS Wireless Inc., NextWave Broadband Inc., NW Spectrum Co. and NextWave Metropolitan, Inc., certain other guarantors named therein, certain purchasers named therein and Wilmington Trust, National Association.

10.1	Counterpart for Additional Guarantors dated August 16, 2012, by NextWave Holdco LLC and NextWave Metropolitan Inc. (Amended and Restated First Lien Notes).

10.2	Counterpart for Additional Guarantors dated August 16, 2012, by NextWave Holdco LLC and NextWave Metropolitan Inc. (Amended and Restated Second Lien Notes).

10.3	Amended and Restated Parent Third Lien Guaranty, dated as of August 16, 2012, by and among NextWave Wireless Inc., NextWave Wireless LLC, NextWave Broadband Inc., NW Spectrum Co., AWS Wireless Inc., WCS Wireless License Subsidiary, LLC, Additional Guarantors as defined therein and Wilmington Trust, National Association.

10.4	Amended and Restated Spinco Third Lien Guaranty, dated as of August 16, 2012, by and among NextWave Wireless Inc., NextWave Wireless LLC, NextWave Broadband Inc., NW Spectrum Co., AWS Wireless Inc., WCS Wireless License Subsidiary, LLC, Additional Guarantors as defined therein and Wilmington Trust, National Association.

10.5	Amended and Restated Pledge and Security Agreement, dated as of August 16, 2012, by and among NextWave Wireless Inc., NextWave Wireless LLC, NextWave

Broadband Inc., NW Spectrum Co., AWS Wireless Inc., WCS Wireless License Subsidiary, LLC, Additional Guarantors as defined therein and Wilmington Trust, National Association.

10.6	Amended and Restated Second Lien Pledge and Security Agreement, dated as of August 16, 2012, by and among NextWave Wireless Inc., NextWave Wireless LLC, NextWave Broadband Inc., NW Spectrum Co., AWS Wireless Inc., WCS Wireless License Subsidiary, LLC, Additional Guarantors as defined therein and Wilmington Trust, National Association.

10.7	Amended and Restated Parent Third Lien Pledge and Security Agreement, dated as of August 16, 2012, by and among Spinco Sub, NextWave Wireless Inc., NextWave Wireless LLC, NextWave Broadband Inc., NW Spectrum Co., AWS Wireless Inc., WCS Wireless License Subsidiary, LLC, Additional Guarantors as defined therein and Wilmington Trust, National Association.

10.8	Amended and Restated Spinco Third Lien Pledge and Security Agreement, dated as of August 16, 2012, by and among Spinco Sub, NextWave Wireless Inc., NextWave Wireless LLC, NextWave Broadband Inc., NW Spectrum Co., AWS Wireless Inc., WCS Wireless License Subsidiary, LLC, Additional Guarantors as defined therein and Wilmington Trust, National Association.

10.9	Amended and Restated Intercreditor Agreement dated as of August 16, 2012, among NextWave Wireless LLC, NextWave Wireless Inc., NextWave Holdco LLC, their respective subsidiaries party thereto, the First Lien Note Holders party thereto, Wilmington Trust, National Association, as collateral agent for the First Lien Note Holders, the Second Lien Note Holders party thereto, Wilmington Trust, National Association, as collateral agent for the Second Lien Note Holders, the Parent Third Lien Note Holders party thereto, the Spinco Third Lien Note Holders party thereto, and Wilmington Trust, National Association, as collateral agent for the Parent Third Lien Note Holders and the Spinco Third Lien Note Holders.

10.10	Call Option/Note Redemption Agreement, dated as of August 16, 2012, among NextWave Wireless LLC, NextWave Holdco LLC, Wilmington Trust, National Association, as noteholder representative and the parties listed on Schedule A attached thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTWAVE WIRELESS INC.

Date: August 22, 2012	By:	/s/ Francis J. Harding
Name: Francis J. Harding
Title: Executive Vice President and Chief Financial Officer

Index of Exhibits

Exhibit No.	Description

4.1	Amended and Restated Purchase Agreement, dated as of August 16, 2012, by and among NextWave Wireless Inc., NextWave Wireless LLC, AWS Wireless Inc., NextWave Broadband Inc., NW Spectrum Co. and NextWave Metropolitan, Inc., certain other guarantors named therein, certain purchasers named therein and Wilmington Trust, National Association.

4.2	Amended and Restated Second Lien Subordinated Note Purchase Agreement, dated as of August 16, 2012, by and among NextWave Inc., NextWave Wireless LLC, AWS Wireless Inc., NextWave Broadband Inc., NW Spectrum Co. and NextWave Metropolitan, Inc., certain other guarantors named therein, certain purchasers named therein and Wilmington Trust, National Association.

4.3	Amended and Restated Spinco Third Lien Subordinated Exchange Agreement, dated as of August 16, 2012, by and among NextWave Holdco LLC, NextWave Wireless LLC, AWS Wireless Inc., NextWave Broadband Inc., NW Spectrum Co. and NextWave Metropolitan, Inc., certain other guarantors named therein, certain purchasers named therein and Wilmington Trust, National Association.

4.4	Amended and Restated Parent Third Lien Subordinated Exchange Agreement, dated as of August 16, 2012, by and among NextWave Inc, NextWave Wireless LLC, AWS Wireless Inc., NextWave Broadband Inc., NW Spectrum Co. and NextWave Metropolitan, Inc., certain other guarantors named therein, certain purchasers named therein and Wilmington Trust, National Association.

10.1	Counterpart for Additional Guarantors dated August 16, 2012, by NextWave Holdco LLC and NextWave Metropolitan Inc. (Amended and Restated First Lien Notes).

10.2	Counterpart for Additional Guarantors dated August 16, 2012, by NextWave Holdco LLC and NextWave Metropolitan Inc. (Amended and Restated Second Lien Notes).

10.3	Amended and Restated Parent Third Lien Guaranty, dated as of August 16, 2012, by and among NextWave Wireless Inc., NextWave Wireless LLC, NextWave Broadband Inc., NW Spectrum Co., AWS Wireless Inc., WCS Wireless License Subsidiary, LLC, Additional Guarantors as defined therein and Wilmington Trust, National Association.

10.4	Amended and Restated Spinco Third Lien Guaranty, dated as of August 16, 2012, by and among NextWave Wireless Inc., NextWave Wireless LLC, NextWave Broadband Inc., NW Spectrum Co., AWS Wireless Inc., WCS Wireless License Subsidiary, LLC, Additional Guarantors as defined therein and Wilmington Trust, National Association.

10.5	Amended and Restated Pledge and Security Agreement, dated as of August 16, 2012, by and among NextWave Wireless Inc., NextWave Wireless LLC, NextWave Broadband Inc., NW Spectrum Co., AWS Wireless Inc., WCS Wireless License Subsidiary, LLC, Additional Guarantors as defined therein and Wilmington Trust, National Association.

10.6	Amended and Restated Second Lien Pledge and Security Agreement, dated as of August 16, 2012, by and among NextWave Wireless Inc., NextWave Wireless LLC, NextWave Broadband Inc., NW Spectrum Co., AWS Wireless Inc., WCS Wireless License Subsidiary,

LLC, Additional Guarantors as defined therein and Wilmington Trust, National Association.

10.7	Amended and Restated Parent Third Lien Pledge and Security Agreement, dated as of August 16, 2012, by and among Spinco Sub, NextWave Wireless Inc., NextWave Wireless LLC, NextWave Broadband Inc., NW Spectrum Co., AWS Wireless Inc., WCS Wireless License Subsidiary, LLC, Additional Guarantors as defined therein and Wilmington Trust, National Association.

10.8	Amended and Restated Spinco Third Lien Pledge and Security Agreement, dated as of August 16, 2012, by and among Spinco Sub, NextWave Wireless Inc., NextWave Wireless LLC, NextWave Broadband Inc., NW Spectrum Co., AWS Wireless Inc., WCS Wireless License Subsidiary, LLC, Additional Guarantors as defined therein and Wilmington Trust, National Association.

10.9	Amended and Restated Intercreditor Agreement dated as of August 16, 2012, among NextWave Wireless LLC, NextWave Wireless Inc., NextWave Holdco LLC, their respective subsidiaries party thereto, the First Lien Note Holders party thereto, Wilmington Trust, National Association, as collateral agent for the First Lien Note Holders, the Second Lien Note Holders party thereto, Wilmington Trust, National Association, as collateral agent for the Second Lien Note Holders, the Parent Third Lien Note Holders party thereto, the Spinco Third Lien Note Holders party thereto, and Wilmington Trust, National Association, as collateral agent for the Parent Third Lien Note Holders and the Spinco Third Lien Note Holders.

10.10	Call Option/Note Redemption Agreement, dated as of August 16, 2012, among NextWave Wireless LLC, NextWave Holdco LLC, Wilmington Trust, National Association, as noteholder representative and the parties listed on Schedule A attached thereto.